UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

April 27, 2016

RETAIL OPPORTUNITY INVESTMENTS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	001-33749 (Commission File Number)	26-0500600 (I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	333-189057-01 (Commission File Number)	94-2969738 (I.R.S. Employer Identification No.)

8905 Towne Centre Drive, Suite 108 San Diego, California	92122 (Zip Code)

Registrant’s telephone number, including area code: (858) 677-0900

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)      Retail Opportunity Investments Corp.’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held on April 27, 2016 at which 94,519,077 shares of the Company’s common stock were represented in person or by proxy representing approximately 94.72% of the issued and outstanding shares of the Company’s common stock entitled to vote.

(b)      At the Annual Meeting, the Company’s stockholders (i) elected the eight directors named below to serve until the Company’s 2017 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2016 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)       The voting results with respect to the election of each director were as follows:

	For	Withheld	Broker Non-Votes	% of Votes Supporting
Richard A. Baker	85,436,366	310,388	8,772,323	99.64%
Michael J. Indiveri	85,475,928	270,826	8,772,323	99.68%
Edward H. Meyer	79,571,216	6,175,538	8,772,323	92.80%
Lee S. Neibart	85,469,022	277,732	8,772,323	99.68%
Charles J. Persico	85,468,817	277,937	8,772,323	99.68%
Laura H. Pomerantz	85,480,502	266,252	8,772,323	99.69%
Stuart A. Tanz	85,478,781	267,973	8,772,323	99.69%
Eric S. Zorn	85,474,886	271,868	8,772,323	99.68%

(ii)       The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes	% of Votes Supporting
94,128,893	340,557	49,627	0	99.64%

(iii)       The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes	% of Votes Supporting
82,834,114	2,725,300	187,335	8,772,323	96.81%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2016	RETAIL OPPORTUNITY INVESTMENTS CORP.

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Dated: May 3, 2016	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its
general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer